Exhibit 10.21B

FIRST AMENDMENT TO TERM LOAN AGREEMENT

THIS FIRST AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”), dated as of March 9, 2015 (the “First Amendment Effective Date”), is made among NEVRO CORP., a Delaware corporation (the “Borrower”), and the financial institutions listed on the signature pages hereof under the heading “LENDERS” (each a “Lender” and, collectively, the “Lenders”).

RECITALS

WHEREAS, the Borrower and the Lenders are parties to a Term Loan Agreement dated as of October 24, 2014 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).

WHEREAS, the parties hereto desire to amend the Loan Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

SECTION 1 Definitions; Interpretation.

(a) Terms Defined in Loan Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

(b) Interpretation. The rules of interpretation set forth in Section 1.03 of the Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2 Amendment.

Effective as of the First Amendment Effective Date (as defined herein), and in reliance upon the representations and warranties of the Borrower set forth in this Amendment, the Loan Agreement is hereby amended as follows:

(a) Section 6.02(a)(i) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(i) Borrowing Date. The Borrowing in respect of the Second Term Loan shall occur on or prior to June 29, 2015.”

SECTION 3 Conditions of Effectiveness.

The effectiveness of this Amendment shall be subject to the following conditions precedent:

(a) Borrower shall have paid or reimbursed Lenders for Lenders’ reasonable out of pocket costs and expenses incurred in connection with this Amendment, including Lenders’ reasonable out of pocket legal fees and costs, pursuant to Section 12.03(a) of the Loan Agreement.

(b) Borrower and all of the Lenders shall have duly executed and delivered this Amendment pursuant to Section 12.04 of the Loan Agreement; provided, however, that this Amendment shall have no binding force or effect unless all conditions set forth in this Section 3 have been satisfied.

(c) No Default or Event of Default has occurred or is continuing or will result after giving effect to this Amendment.

(d) There has been no Material Adverse Effect since December 31, 2013.

SECTION 4 Representations and Warranties; Reaffirmation

The Borrower hereby represents and warrants to each Lender on the date hereof as follows:

(a) This Amendment is within the Borrower’s corporate powers and has been duly authorized by all necessary corporate and, if required, by all necessary shareholder action. This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) No Default or Event of Default exists on the date hereof or will exist immediately after giving effect to this Amendment.

(c) Borrower hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Loan Documents to which it is a party and agrees that the Loan Documents to which it is a party remain in full force and effect, undiminished by this Amendment, except as expressly provided herein. By executing this Amendment, Borrower acknowledges that it has read, consulted with its attorneys regarding, and understands the Amendment.

SECTION 5 Miscellaneous.

(a) No Waiver. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Loan Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as amended hereby, the Loan Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby.

(b) Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(c) Headings. Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

(d) Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

(e) Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

(f) Controlling Provisions. In the event of any inconsistencies between the provisions of this Amendment and the provisions of any other Loan Document, the provisions of this Amendment shall govern and prevail. Except as expressly modified by this Amendment, the Loan Documents shall not be modified and shall remain in full force and effect. This Amendment shall be deemed a Loan Document.

SECTION 6 GOVERNING LAW; SUBMISSION TO JURISDICTION. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, including Section 5-1401 of the New York General Obligations Law, and without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction. The Borrower agrees that any suit, action or proceeding with respect to this Amendment or any other Loan Document to which it is a party or any judgment entered by any court in respect thereof may be brought initially in the federal or state courts in Houston, Texas or in the courts of its own corporate domicile and irrevocably submits to the non-exclusive jurisdiction of each such court for the purpose of any such suit, action, proceeding or judgment. This Section 6 is for the benefit of the Lenders only and, as a result, no Lender shall be prevented from taking proceedings in any other courts with jurisdiction. To the extent allowed by applicable Laws, the Lenders may take concurrent proceedings in any number of jurisdictions.

SECTION 7 WAIVER OF JURY TRIAL. THE BORROWER AND EACH LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

THE BORROWER

NEVRO CORP.

By	/s/ Andrew Galligan
Name:	Andrew Galligan
Title:	Chief Financial Officer

THE LENDERS

CAPITAL ROYALTY PARTNERS II L.P.

By CAPITAL ROYALTY PARTNERS II GP L.P., its General Partner

By CAPITAL ROYALTY PARTNERS II GP LLC, its General Partner

By	/s/ Nathan Hukill
Name:	Nathan Hukill
Title:	Authorized Signatory

CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “A” L.P.

By CAPITAL ROYALTY PARTNERS II - PARALLEL FUND “A” GP L.P., its General Partner

By CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “A” GP LLC, its General Partner

By	/s/ Nathan Hukill
Name:	Nathan Hukill
Title:	Authorized Signatory

PARALLEL INVESTMENT OPPORTUNITIES PARTNERS II L.P.

By PARALLEL INVESTMENT OPPORTUNITIES PARTNERS II GP L.P., its General Partner

By PARALLEL INVESTMENT OPPORTUNITIES PARTNERS II GP LLC, its General Partner

By	/s/ Nathan Hukill
Name:	Nathan Hukill
Title:	Authorized Signatory